UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2023

SPRINGWORKS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39044	83-4066827
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Washington Blvd Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 883-9490

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On November 16, 2023, SpringWorks Therapeutics, Inc. (“SpringWorks” or the “Company”) issued a press release announcing topline clinical data from its potentially registrational Phase 2b ReNeu trial of mirdametinib, an investigational MEK inhibitor, in adult and pediatric patients with NF-1-associated plexiform neurofibromas (“NF1-PN”). The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On November 16, 2023, SpringWorks announced positive topline results from its potentially registrational Phase 2b ReNeu trial of mirdametinib, an investigational MEK inhibitor, in adult and pediatric patients with NF1-PN. The ReNeu trial enrolled 114 patients in two cohorts (pediatric and adult) across 50 sites in the United States The primary endpoint was confirmed objective response rate, defined as ≥ 20% reduction in target tumor volume as measured by MRI and assessed by Blinded Independent Central Review (“BICR”). As of the data cutoff date of September 20, 2023, 52% (29/56) of pediatric patients and 41% (24/58) of adult patients had BICR confirmed objective responses within the 24-cycle treatment period (cycle length: 28 days). An additional pediatric patient and two additional adult patients achieved confirmed objective responses after Cycle 24 in the long-term follow up phase of the trial, where patients continue to receive mirdametinib treatment. Median best percent change from baseline in target tumor volume was -42% and -41% in the pediatric cohort and adult cohort, respectively. As of the data cut-off, the median duration of treatment was 22 months in both the pediatric and adult cohorts. Median duration of response was not reached in either cohort. Pediatric and adult patients in the ReNeu trial also experienced statistically significant improvements from baseline in pain, quality of life, and physical function, as assessed across multiple patient-reported outcome tools.

Mirdametinib was generally well tolerated in the ReNeu trial, with the majority of adverse events (“AE”s) being Grade 1 or Grade 2. The most frequently reported AEs were rash, diarrhea, and vomiting in the pediatric cohort and rash, diarrhea, and nausea in the adult cohort. 25% of pediatric patients and 16% of adult patients experienced a Grade 3 or higher treatment-related AE. Additional data are expected to be presented at an upcoming medical conference in the first half of 2024 and to be submitted for publication in a peer-reviewed journal.

The U.S. Food and Drug Administration (“FDA”) and the European Commission have granted Orphan Drug designation for mirdametinib for the treatment of NF1. The FDA has also granted Fast Track designation for the treatment of patients ≥ 2 years of age with NF1-PN that are progressing or causing significant morbidity. In July 2023, FDA granted mirdametinib Rare Pediatric Disease Designation for the treatment of NF1, and as such, if approved, mirdametinib will be eligible to receive a priority review voucher. SpringWorks plans to submit a New Drug Application (NDA) for mirdametinib to the FDA in the first half of 2024.

A copy of the Company’s presentation materials relating to the announcement are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Forward Looking Statements

The disclosure under this Item 8.01 contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, relating to our business, operations, and financial conditions, including, but not limited to, current beliefs, expectations and assumptions regarding the potential for the results of the Phase 2b ReNeu clinical trial to support an NDA submission for mirdametinib, the potential for mirdametinib to become an important new treatment for patients with NF1-PN, the potential for the Company to receive a priority review voucher following an FDA approval of mirdametinib, as well as relating to other future conditions. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Any forward-looking statements in this Item 8.01 are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Item 8.01, including, without limitation, risks relating to: (i) the success and timing of our product development activities, including the initiation and completion of SpringWorks' clinical trials, (ii) our expectations regarding the potential clinical benefit of mirdametinib for patients with NF1-PN, (iii) the fact that topline or interim data from a clinical study may not be predictive of the final or more detailed results of such study, or the results of other ongoing or future studies, (iv) the success and timing of our collaboration partners' ongoing and planned clinical trials, (vi) the timing of our planned regulatory submissions and interactions, including our planned NDA submission for mirdametinib in the first half of 2024, and the timing and outcome of decisions made by the FDA, the European Medicines Agency (EMA) and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; (vi) whether FDA, EMA or other regulatory authorities will require additional information or further studies, or may fail or refuse to approve or may delay approval of our product candidates, (vii) our ability to obtain and maintain regulatory approval of any of our product candidates, (viii) our plans to research, discover and develop additional product candidates, (ix) our ability to enter into collaborations for the development of new product candidates and our ability to realize the benefits expected from such collaborations, (x) our ability to maintain adequate patent protection and successfully enforce patent claims against third parties (xi) our ability to establish and maintain manufacturing capabilities, and our and our collaboration partners' abilities to manufacture our products and product candidates and scale production, and (xii) our ability to meet any specific milestones set forth herein.

For further information regarding the risks, uncertainties and other factors that may cause differences between the Company's expectations and actual results, you should review the “Risk Factors” in Item 1A of Part II of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, as well as discussions of potential risks, uncertainties and other important factors in the Company's subsequent filings. All disclosure under this Item 8.01 is as of the date of this Form 8-K, and the Company undertakes no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by SpringWorks Therapeutics, Inc. on November 16, 2023.
99.2	Presentation titled “ReNeu Topline Results.”
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2023	SpringWorks Therapeutics, Inc.

	By:	/s/ Francis I. Perier, Jr.
Francis I. Perier, Jr.
Chief Financial Officer